UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 10, 2011

Date of Report (Date of earliest event reported)

PACIFIC COPPER CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-52495	98-0504006
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3040 North Campbell Ave. #110, Tucson, Arizona	85719
(Address of principal executive offices)	(Zip Code)

(520) 989-0021

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 – Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective on August 5, 2011, the Board of Directors of Pacific Copper Corp., a Delaware corporation (the "Company") accepted the resignation of Andrew Brodkey as President and CEO however, Mr. Brodkey will remain on the Board of Directors of the Company.  The Board of Directors accepted the appointment of David Hackman as the new President and CEO, effective on August 5, 2011.  Therefore, as of the date of the Current Report, the board of directors of the Company consists of David Hackman, Andrew Brodkey, and Harold Gardner.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

(a)Financial Statements of Business Acquired.

Not applicable.

(b)Pro Forma Financial Information.

Not applicable.

(c)Shell Company Transaction.

Not applicable.

(d)Exhibits.

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC COPPER CORP.

Date: August 10, 2011	By:	/s/ David Hackman
Name: David Hackman
Title:President, Chief Executive Officer and a director

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